UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – November 7, 2017

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code (980) 345-1600
ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 7, 2017, Extended Stay America, Inc. and ESH Hospitality, Inc. issued an earnings release announcing their results of operations for the three and nine months ended September 30, 2017. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.
The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.
On November 7, 2017, Extended Stay America, Inc. and ESH Hospitality, Inc. held a conference call announcing their results of operations for the three and nine months ended September 30, 2017. A copy of management’s presentation materials is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.
The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.
On November 7, 2017, Extended Stay America, Inc. and ESH Hospitality, Inc. issued a press release announcing that the Board of Directors of ESH Hospitality, Inc. declared a cash distribution of $0.10 per share for the third quarter of 2017, payable to ESH Hospitality, Inc.’s Class A and Class B common shareholders. Also, the Board of Directors of Extended Stay America, Inc. declared a cash distribution of $0.11 per share for the third quarter of 2017, payable to Extended Stay America, Inc.’s common shareholders. These distributions will be payable on December 5, 2017 to shareholders of record as of November 21, 2017. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Earnings release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated November 7, 2017, announcing results for the three and nine months ended September 30, 2017.

99.2	Management’s presentation materials, dated November 7, 2017.

99.3	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated November 7, 2017, announcing distributions for third quarter of 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: November 7, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: November 7, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Earnings release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated November 7, 2017, announcing results for the three and nine months ended September 30, 2017.

99.2	Management’s presentation materials, dated November 7, 2017.

99.3	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated November 7, 2017, announcing distributions for the third quarter of 2017.